P R O - P H A R M A C E U T I C A L S , I N C . Amex: P R W A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E® Exhibit 99.1

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Forward Looking Statements
Any statements in this presentation about future expectations, plans and prospects for the Company, including statements containing the words "believes," "anticipates," "plans," "expects and similar expressions, constitute forward looking statements, which are subject to the safe harbor for such statements in the Private Securities
Litigation Reform Act of 1995. Future events could cause actual results to differ materially from those indicated by such statements. Reference is made to the factors discussed in the "Plan of Operations" and "Risk
Factors" sections of the Company's most recent quarterly or annual report filed with the Securities and Exchange Commission. The forward-
looking statements herein represent the Company's views as of the date of this presentation and should not be relied upon to represent the
Company's views as of a subsequent date. While the Company
anticipates that subsequent events may cause the Company's views to change, the Company disclaims any obligation to update such forward-
looking statements.

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Mission
Develop proprietary carbohydrate
compounds with the potential to
significantly improve treatments for
cancer, liver, inflammatory and microbial
diseases. This improvement is based on
identifying and exploiting the unique
biological specificity carbohydrates have
for disease receptors.

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Summary
• Unique Technology
– Multiple drug platforms
• Positive pre-clinical and clinical trial
results
• Regulatory Strategy
• Business Opportunities
– Multi-billion dollar markets

P R O - P H A R M A C E U T I C A L S , I N C. A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E ® Amex: P R W Technology 5 • Oncology • Fibrosis • Other opportunities

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Overview - Technology
• Unique Technology
– Drug design using carbohydrates
– Five patents issued and eleven pending
– Highly specific recognition mechanisms

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Strong Intellectual Property Position
Carbohydrate Polymers
•
Composition of matter and field of use
patents (5)
–
U.S. Pat 6,642,205
(11/04/03) – Methods and
Compositions for Reducing side effects in
Chemotherapeutic Treatments
–
U.S. Pat 6,645,946
(11/11/03) & U.S. Pat 6,982,255
(01/03/06) & U.S. Pat 6,914,055
(07/05/06) – Delivery of
a Therapeutic Agent in a Formulation for Reduced
Toxicity
–
U.S. Pat 7,012,068
(03/14/06) – Co-administration of a
Polysaccharide with a Chemotherapeutic agent for the
Treatment of Cancer

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Composition of Matter and Methods of Delivery
Key Claims
• Methods and compositions for reducing toxicity of an
existing chemotherapeutic drug by co-administering a
polysaccharide
• UNIVERSAL CARBOHYDRATE LINKER
TECHNOLOGY (UCLT™) enhances the delivery of
chemotherapy drugs to tumor cells
• Covalently binds one carbohydrate compound to a
chemotherapy drug
• Utilizes carbohydrate specific receptors found on
cancer cells to target delivery

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Strong Intellectual Property Position
11 new patent applications filed
• 2 - enhanced treatment of cancer
including reduced side effects
• 3 - delivery of anti-cancer drugs
• 1 - reducing side effects of
chemotherapeutic treatments
• 1 - formulation for anti-fibrotic therapies
• 2 – carbohydrate derived statins
• 1 - composition of anti-microbial agent
• 1- compositions and methods to inhibit
restenosis

P R O - P H A R M A C E U T I C A L S , I N C. A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E ® Amex: P R W LEAD COMPOUND 10

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Targeting Lectins
• Lectins are proteins that tightly bind certain
carbohydrates
• Galectins are a type of lectin that specifically bind
galactose molecules
• Galectin receptors are predominately on cancer
cells
• Galectins have been shown to affect cell
development, differentiation, apoptosis and tumor
metastasis

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
• Proprietary polysaccharide that targets
Galectin receptors on cancer cells
• Increases efficacy and decreases toxicity of
chemotherapeutic agents
• Currently in Phase ll trials
DAVANAT
®

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
•
DAVANAT
®
selectively binds to lectin
receptors on cancer cells
•
Once bound, the polymer releases its
payload into the cancer cell
Oncology Platform: CARBOSOME™

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Second
Platform:
Universal Carbohydrate Linker Technology
•
New chemical entity that contains a carbohydrate backbone

P R O - P H A R M A C E U T I C A L S , I N C. A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E ® Amex: P R W CLINICAL TRIAL RESULTS 15

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Pre-Clinical Results
DAVANAT® mixed with Avastin® and with 5-FU
showed best results – SLOWEST TUMOR GROWTH
Tumor Weight Gain in Mice Implanted with COLO 205, Human
Colon Tumor, Treated with DAVANAT® in Combination with 5-FU
& Bevacizumab (Avastin®)
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
100.0
Southern Research Institute (Dose: I.V., Q4D x 4, of 5-FU  50 mg/kg; DAVANAT®:  120 mg/kg;
AVASTIN:  20-80 mg/kg)
No Treatment AV FU / AV FU-DAV / AV FU-DAV / AV-DAV

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Pre-Clinical Results
DAVANAT® mixed with Avastin and with 5-FU showed
best results – Mice Show Healthy Weight Gain
Total Weight Gain of Mice Implanted with COLO 205, Human Colon
Tumor, Treated with DAVANAT® in Combination with 5-FU &
Bevacizumab (Avastin®)
-8.0
-4.0
0.0
4.0
8.0
Southern Research Institute (Dose: I.V., Q4D x 4, of 5-FU  50 mg/kg; DAVANAT®:  120 mg/kg; AVASTIN:
20-80 mg/kg)
No Treatment AV FU / AV FU-DAV / AV FU-DAV / AV-DAV

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Pre-Clinical Results
DAVANAT® mixed with Avastin and with 5-FU showed best
results – Clinical Benefit Index = Lowest Toxicity and Best Efficacy

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
0
10
20
30
40
0 10 20 30 40
AUC
Hematocrit
Hemoglobin
Red blood cells
White blood cells
Platelets
Clinical  Trial Results
DAVANAT® mixed with 5-FU eliminated the
expected drop in blood levels from chemotherapy

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Clinical Trial Summary
Results
•
48 patients dosed with DAVANAT
®
/5-FU in Phase l/ll, Line three and
four clinical trials
•
Stabilized 43% of end stage patients with measurable disease:
2-13 months
•
Maximum Tolerated Dose/Dose Limiting Toxicity not reached
•
DAVANAT
®
allowed increased 5-FU exposure with no toxicity
increase
Ongoing
•
Dosing biliary and colorectal cancer patients in Phase ll, line one trials:
–
Colorectal (8 patients dosed) – 3 PR; 4 stabilized up to 10 months
–
43% Objective Response (more than 30% shrinkage)

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Beyond Oncology
-New Platforms-
• Use Proprietary IP to Design New Drugs
• Fibrosis – Multiple Indications
• Anti-Microbial
• Synthetic Statins (Cholesterol)

P R O - P H A R M A C E U T I C A L S , I N C. A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E ® Amex: P R W FIBROSIS 22

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Fibrosis - Background
•
Worldwide, 170 million people are infected with chronic hepatitis C
•
10-40% of patients respond to current therapies (notably, removal of cause)
– There are no effective therapeutic options
–
1.4 million deaths per year attributed to chronic liver disease
–
In the U.S., liver disease is a top 10 disease-related cause of death
•
Liver fibrosis is an outcome of persistent hepatic inflammation
•
World wide market in excess of $4 billion
•
Research collaboration with Dr. Scott Friedman, Director Liver
Diseases, Mt. Sinai School of Medicine & President, American
Association for the Study of Liver Diseases
•
PRO-GR 300, a first in class, carbohydrate compound has shown in pre-clinical models to not only arrest disease progression but also to reverse disease progression

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Reduces the production of
Collagen
Collagen is central to
fibrogenesis
diseases and the scarring of organs.
Reduces Expression of Matrix
Metalloproteinase -2 (MMP-2)
MMP-2 has been correlated to the
severity of
fibrosis
in hepatitis C.
Reduces Expression of TGFBR1
TGFBR1 plays a key role in initiating the
cascade of events  causes the formation
of
fibrosis / scar tissue
Mechanism of Action -
Mechanism of Action -
Effect
Effect
on Fibrotic Markers In-vitro
on Fibrotic Markers In-vitro
Addition of PRO-GR 300 to fibrotic liver cells:

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Reversal of Fibrosis with
PRO–GR 300 after 4 weeks
of treatment
Liver Fibrosis, induced by injection
of chemical toxin for 8 weeks
Rat Fibrosis
Model
Proof of Concept
Proof of Concept

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Other Fibrosis Applications
•
The same receptors influence many types of Fibrosis
•
Therefore PRO-GR 300 may be effective in different types of
Fibrosis
•
Chemical toxicity, microbial infection & physical injury cause hepatic, renal, cardiac and pulmonary fibrosis
• Kidney Fibrosis
–
12 million people suffer from kidney fibrosis in the U.S.
–
Research collaboration with Brigham and Women's
Hospital - affiliate of Harvard Medical School

P R O - P H A R M A C E U T I C A L S , I N C. A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E ® Amex: P R W Regulatory Strategy 27

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Regulatory Strategy
•
Submit final report for completed Phase II end stage patient trial
•
Continue Phase II trials underway
•
Drug Master File (Mfg data) to FDA
•
Initiate IND for non-intravenous indications, e.g., Melanoma
•
File for Approval to Market DAVANAT® as Excipient with 5-FU
•
Animal studies needed to add DAVANAT® to other chemos
•
Regional partnership approach for DAVANAT®
•
Partner for Phase III trials
Oncology
Fibrosis
•
Animal studies needed to extend proof of concept
•
Accelerate liver & kidney pre-clinical trials
•
File IND for human trials
•
Seek partnership

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Product Development Pipeline Jan 2008
PRODUCT
INDICATION
DISCOVERY PRE-CLINICAL PHASE 1 PHASE 2
DAVANAT
®
/ 5-FU line I
DAVANAT
®
/ 5-FU/LV/
AVASTIN
®
line I
DAVANAT
®
/ 5-FU line IV
PRO-GR 300
Biliary Cancer
Ongoing
Colorectal  Cancer
Ongoing
All Solid Tumors
Completed
Liver Disease
Microbial Disease
PHASE 3
DAVANAT
®
/ 5-FU line IV
Colorectal Cancer
Completed
PRO-NAC 050

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
2008 Milestones
• Submit Drug Master File (DMF) - First Quarter
• File Investigative New Drug (IND) Application: Triggers
FDA Review of DMF - Second Quarter
• DMF approval projected – Second/Third Quarter
• License DAVANAT® in regions outside U.S. –
Third Quarter
• Submit data needed for approval as excipient to 5-FU –
Fourth Quarter
• Continue to complete research agreements
• Actively pursue corporate partnerships

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Business Opportunities
Several Multi-billion dollar markets can
be addressed

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Business Opportunities
•
Oncology
–
Excipient to 5-FU, improve results & reduce side effects
–
Eliminates/reduces need for additional drugs to treat side effects
–
Extend patent life of chemo drugs
–
Only animal studies needed to combine with other chemo
–
New indications - melanoma
–
Regional licenses
–
Partner with big Pharma to fund trials
• Avastin® sales in 2007 $2.9 billion – Works with 5-FU
–
Low Cost to Produce

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Business Opportunities
Several Multi-billion dollar markets can be
addressed
•
Fibrosis
– Accelerate pre-clinical trials based on proven safety of
carbohydrates and DAVANAT®
• Liver
• Kidney
– File IND
– Start clinical trials ASAP
– Early partnerships
– New indications – lung fibrosis

P R O - P H A R M A C E U T I C A L S , I N C. A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E ® Amex: P R W CORPORATE 34

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Corporate Summary
•
PRW began operations in 2001
•
Five U.S. patents issued
•
Capital raised: $39.5 million (cumulative)
•
Shares outstanding: 40.4 million (11/01/07)
•
Fully diluted: 52.1 million (11/01/07)
•
Completed Phase l/ll cancer trials, line 3-4
•
Two ongoing Phase ll trials, line 1, biliary & colorectal cancer
•
PRO-GR 300 in pre-clinical trials to treat fibrosis
•
Plan to commercialize technology and products through
corporate partnerships
•
Carbohydrate technology platform enables:
–
New intellectual property
–
Product line extensions
–
Safer and more effective drugs

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Management Team
• David Platt, Ph.D., Chairman & Chief Executive Officer
– Co-founder, co-developer of Glycoscience technology. Founder: SafeScience; developed anti-angiogenesis drug.  U of Michigan, Weizmann Institute, Hebrew U
• Theodore Zucconi, Ph.D., President
– 35 + years experience in operations management, R&D, problem solving, product development and strategic planning
• Anatole Klyosov, Ph.D., D.Sc., Chief Scientist
– Co-founder, co-developer of Glycoscience technology. National Prize in Science &
Technology (Russia); Visiting Biochemistry Prof at Harvard.  Moscow State U
• Eliezer Zomer, Ph.D., Exec. V.P., Clinical Development & Mfg
– Former Research Associate at Harvard Medical
• David Donabedian, Ph.D., MBA, Business Development (Consultant)
– 12 years in life sciences;  VP, Bus Dev, Surface Logix; Accenture;  Dow Chemical
• Anthony Squeglia, MBA, Chief Financial Officer
– 25 years in finance, strategic planning, marketing & investor relations
• Maureen Foley, Chief Operating Officer
– 25 years in biotech, high-tech in operations management
• Bruce Silver, M.D., Medical Director (Consultant)
– 20 + years in oncology; CRO

P R O
-
P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E
®
Amex: P R W
Summary
•
Proprietary Technology With Multiple Current and
Future Applications
• Excipient
for Existing Chemotherapy Protocols
•
Reduces or Eliminates Adverse Side Effects and
Lowers Cost of Treatment
•
Proven Effective in Targeting Lectin Receptors
Specific to Cancer Cells
•
New Compound (drug) has Shown Ability to
Reverse Liver Fibrosis
•
Oncology and Fibrosis – Multi Billion Dollar Markets